EXHIBIT 99.1

FIRST AMENDMENT TO THE

SECOND AMENDED AND RESTATED TRUST AGREEMENT

This FIRST AMENDMENT TO THE SECOND AMENDED AND RESTATED TRUST AGREEMENT, dated as of July 6, 2015 (the “Amendment”) to the Second Amended and Restated Trust Agreement, dated as of August 1, 2012, as amended and restated as of December 17, 2013 (the “Agreement”), is entered into by and between BARCLAYS DRYROCK FUNDING LLC, as Beneficiary and Transferor (“Dryrock Funding”) and Wilmington Trust, National Association, as Owner Trustee and Trustee Bank (the “Trustee”).

WHEREAS, effective July 6, 2015, the Issuer Accounts shall be established and maintained at U.S. Bank National Association;

WHEREAS, pursuant to Section 11.01 of the Agreement, the parties hereto desire to amend the Agreement as provided herein;

NOW, THEREFORE, in consideration of the premises and agreements contained herein and notwithstanding anything to the contrary set forth in the Agreement, the undersigned parties hereby agree as follows:

ARTICLE I

AMENDMENTS

Section 1.01.        Amendment to the Agreement. The Agreement is hereby amended by this Amendment as follows:

(a) by amending Section 1.01 to delete in its entirety the definition “DACA”.

(b) by amending the definition “Transaction Documents” in Section 1.01 to read in its entirety as follows:

““Transaction Documents” means the Indenture, any Indenture Supplement thereto, the Certificate of Trust, this Agreement, the Transfer Agreement and the Servicing Agreement and all other documents delivered in connection herewith and therewith.”

ARTICLE II

CONDITIONS PRECEDENT

Section 2.01.        Effectiveness. The amendment provided for by this Amendment shall become effective upon satisfaction of the following conditions:

(a) delivery of an Issuer Tax Opinion to the Owner Trustee and the Indenture Trustee;

(b) delivery of an Officer’s Certificate, from the Beneficiary, to the Indenture Trustee and the Owner Trustee, to the effect that the Beneficiary reasonably believes that such amendment will not have an Adverse Effect;

(c) satisfaction of the Note Rating Agency Condition; and

(d) counterparts of this Amendment, duly executed by the parties hereto.

ARTICLE III

MISCELLANEOUS

Section 3.01. Waiver of Notice. Notwithstanding anything to the contrary set forth in the Agreement, each of the undersigned parties hereby waive any notice or other timing requirements with respect to and gives its consent to the amendment provided for herein.

Section 3.02. Ratification of Agreement. Except as specifically amended, modified or supplemented by this Amendment, the Agreement is hereby confirmed and ratified in all respects and shall remain in full force and effect. This Amendment shall not constitute a novation of the Agreement, but shall constitute an amendment thereof. Each of the parties to the Agreement agrees to be bound by the terms of the obligations of the Agreement, as amended by this Amendment, as though the terms and obligations of such agreement were set forth herein.

Section 3.03. Counterparts. This Amendment may be executed in any number of counterparts and by separate parties hereto on separate counterparts, each of which when executed shall be deemed an original, but all such counterparts taken together shall constitute one and the same instrument.

Section 3.04. Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF DELAWARE, WITHOUT REFERENCE TO ITS CONFLICT OF LAW PROVISIONS AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HEREUNDER SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

Section 3.05. Defined Terms and Section References. Capitalized terms used herein and not otherwise defined herein shall have the meanings given to such terms in the Agreement. All Section or Subsection references herein shall mean Sections or Subsections in the Agreement, except as otherwise provided herein.

IN WITNESS WHEREOF, the undersigned parties have caused this Amendment to be duly executed by their respective officers thereunto duly authorized, all as of the date first above written.

WILMINGTON TRUST, NATIONAL ASSOCIATION

By:	/s/ Rachel L. Simpson
Name: Rachel L. Simpson Title: Assistant Vice President

BARCLAYS DRYROCK FUNDING LLC, as Beneficiary and Transferor

By:	/s/ Deepesh Jain
Name: Deepesh Jain Title: Vice President and Treasurer

[Signature Page to First Amendment to the Second Amended and Restated Trust Agreement]